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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission
        Only as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        SWISHER INTERNATIONAL GROUP INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------
        (2)  Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------
        (4)  Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------
        (5)  Total fee paid:

             -------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

             -------------------------------------------------------------------
        (2)  Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------
        (3)  Filing Party:

             -------------------------------------------------------------------
        (4)  Date Filed:

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





                          [INSERT FRONT DOCUMENT HERE]

                                      PROXY

                        SWISHER INTERNATIONAL GROUP INC.

                              CLASS A COMMON STOCK

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 7, 1998

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned, revoking all previous proxies, hereby constitutes and appoints William Ziegler, III, William T. Ziegler and Karl H. Ziegler, or any of them acting singly, proxies with full power of substitution to vote for the undersigned all shares of Class A Common Stock of Swisher International Group Inc. which the undersigned is entitled to vote at the Annual Meeting of the Stockholders to be held, at the Maritime Aquarium at Norwalk, 3rd Floor, 10 North Water Street, South Norwalk, Connecticut, on May 7, 1998 at 10:00 a.m. (local time), and at any adjournment thereof, upon such business as may properly come before the Meeting including the matters listed on the reverse side.

         You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this card.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

This Proxy, when properly executed, will be voted as directed by the undersigned stockholder. If no specification is given, this Proxy will be voted (i) FOR the election of each of the listed nominees for director, (ii) FOR the proposal to ratify the appointment of auditors, and (iii) at the discretion of the Proxy holders, with respect to any other matter that may come before the meeting or any adjournment thereof.

[X] Please mark votes as in this example.

ITEM 1.   Election of twelve(12) Directors:

          Nominees:

          Cynthia Z. Brighton, Robert A. Britton, Nicholas J. Cevera, Jr.,
          C. Keith Hartley, Alfred F. La Banca, Timothy Mann,
          Donald E. McNicol, Charles H. Mullen, J. Thomas Ryan, III,
          John R. Tweedy, William T. Ziegler and William Ziegler, III.

            FOR                  WITHHELD
            ALL                  FROM ALL
          NOMINEES               NOMINEES
            [ ]                     [ ]

[ ]
    --------------------------------------
    For all nominees except as noted above

--------------------------------------------------------------------------------

ITEM 2. Proposal to ratify appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the year ending
December 31, 1998.

        FOR      AGAINST     ABSTAIN
        [ ]        [ ]         [ ]

                MARK HERE                               MARK HERE
                FOR ADDRESS    [ ]                      IF YOU PLAN    [ ]
                CHANGE AND                              TO ATTEND
                NOTE AT LEFT                            THE MEETING

Please mark, date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.


                         DATED: _________________________________________, 1998


                         _______________________________________________________
                                     SIGNATURE(S) OF STOCKHOLDER(S)

                         _______________________________________________________
                                  SIGNATURE(S) OF JOINT STOCKHOLDER(S)

                         _______________________________________________________
                                                  TITLE


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                     [SWISHER INTERNATIONAL GROUP INC LOGO]

                        SWISHER INTERNATIONAL GROUP INC.
                         Annual Meeting Of Stockholders
                      May 7, 1998, 10:00 a.m. (local time)
                          Maritime Aquarium at Norwalk
                                    3rd Floor
                              10 North Water Street
                           South Norwalk, Connecticut

                                      PROXY

                        SWISHER INTERNATIONAL GROUP INC.

                              CLASS B COMMON STOCK
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 7, 1998
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned, revoking all previous proxies, hereby constitutes and appoints William Ziegler, III, William T. Ziegler and Karl H. Ziegler, or any of them acting singly, proxies with full power of substitution to vote for the undersigned all shares of Class B Common Stock of Swisher International Group Inc. which the undersigned is entitled to vote at the Annual Meeting of the Stockholders to be held at the Maritime Aquarium at Norwalk, 3rd Floor, 10 North Water Street, Norwalk, Connecticut, on Thursday, May 7, 1998 at 10:00 a.m. (local time), upon such buisness as may properly come before the Meeting or any adjournment thereof, including the matters listed below.

         You are encouraged to specify your choices by marking the appropriate boxes (See below), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this card.

          Please mark
[ ]       vote as in
          this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED (i) FOR THE ELECTION OF EACH OF THE LISTED NOMINEES FOR DIRECTOR, (ii) FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF AUDITORS AND (iii) AT THE DISCRETION OF THE PROXYHOLDERS, WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                                                    For    Against   Abstain
ITEM 1.  Election of twelve (12) Directors:             ITEM 2.  Proposal to ratify appointment
                                                        of Coopers & Lybrand L.L.P.                 [ ]      [ ]        [ ]
Nominees: Cynthia Z. Brighton, Robert A. Britton,       as the Company's independent
Nicholas J. Cevera, Jr., C. Keith Hartley, Alfred F.    auditors for the year ending
La Banca, Timothy Mann, Donald E. McNicol,              December 31, 1998.
Charles H. Mullin, J. Thomas Ryan, III, John R.
Tweedy, William T. Ziegler and William Ziegler, III

  For                         Withheld
  All                         From All                  MARK HERE              MARK HERE
Nominees                      Nominees                  FOR ADDRESS  [ ]       IF YOU PLAN  [ ]
                                                        CHANGE AND             TO ATTEND
  [ ]                            [ ]                    NOTE AT LEFT           THE MEETING

                                                        Please mark,  date and sign exactly as your name(s)
                                                        appear   hereon   and   return   in  the   enclosed
[ ]_______________________________________              envelope.  If  acting as  executor,  administrator,
     For all nominees except as noted above             trustee,  guardian,  etc.,  you should so  indicate
                                                        when  signing.  If  the  signer  is a  corporation,
                                                        please  sign the  full  corporation  name,  by duly
                                                        authorized  officer.  If shares  are held  jointly,
                                                        each stockholder named should sign.